UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022 (February 14, 2022)

STARCO BRANDS, INC.
(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
250 26th Street, Suite 200 Santa Monica, CA 90402 (Address of principal executive offices) 888-484-1908 (Registrant’s Telephone Number)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth in Item 2.03 are hereby incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 14, 2022, Starco Brands, Inc. (the "Company") issued a promissory note in favor of Ross Sklar, its Chief Executive Officer ("Sklar"), in the principal sum of $472,500 (the "Promissory Note"), in exchange for a cash advance in the amount of $300,000 and a payment of Company costs in the amount of $172,500. The Promissory Note carries a guaranteed 4% interest rate, matures on February 14, 2024, and has a 10% interest rate on a default of repayment at maturity. The Company, at its option, may prepay the Promissory Note, in whole or in part, without prepayment penalty of any kind. Additionally, at the option of Sklar, the Note may convert into shares of Company common stock at the 10-day Volume Weighted Average Trading Price of the Company common stock for the 10 day period prior to the issuance of the Note, which has been calculated as $0.29 per share.

The foregoing summary of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Promissory Note, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference. Capitalized terms used in this Item 2.03 but not otherwise defined shall have the meaning given to such terms in the Promissory Note.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Promissory Note issued in favor of Ross Sklar, dated February 14, 2022.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: February 22, 2022	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer